Coldstream Dividend Growth Fund Trading symbol: CMDGX Summary Prospectus July 29, 2013

Before you invest, you may want to review the Coldstream Dividend Growth Fund’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated July 29, 2013, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.coldstream.com/prospectus-reports.  You can also get this information at no cost by calling the Fund toll-free at 1-877-476-1909 or by sending an email request to dividendgrowthfund@coldstream.com.

Investment Objective
The Coldstream Dividend Growth Fund (the “Fund”) seeks dividend income while maintaining exposure to the market.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold No Load Shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Other Expenses	0.40%
Total Annual Fund Operating Expenses(1)	1.25%
Plus: Recouped Management Fees(2)	0.01%
Net Annual Fund Operating Expenses(2)	1.26%
(1)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets Before Advisory Fee Waiver/Recoupment in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include the 0.01% attributed to acquired fund fees and expenses (“AFFE”).

(2)
Coldstream Capital Management, Inc. (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding AFFE, interest, taxes and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 1.25% of average daily net assets (the “Expense Cap”).  The Expense Cap will remain in effect through at least July 28, 2014, and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Cap.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$128	$398	$687	$1,512

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 86.58%.

Principal Investment Strategies
The Fund will, under normal circumstances, invest at least 80% of its net assets in dividend-paying common stocks. The Fund invests primarily in the common stocks of domestic large capitalization companies with market capitalizations above $10 billion that have strong growth potential and attractive dividend and yield opportunities. The Fund may also hold American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) of non-U.S. companies in an amount of up to 20% of the Fund’s net assets.  Additionally, the Fund may invest up to 15% of its net assets in publically traded Master Limited Partnerships (“MLPs”).

The Advisor employs a “bottom-up” strategy in developing the Fund’s portfolio and targets 35 to 45 individual stock holdings. The Advisor selects securities for investment based upon proprietary screens that combine both fundamental and technical analysis.  Each stock considered for purchase must have:  (i) a current yield of at least 1.6%, (ii)  five-year earnings growth of at least 5% per year, (iii)  five-year dividend growth of at least 3.5% per year, and (iv) a strong financial profile.  While these are minimum requirements, the Advisor seeks companies that are expected to grow their annual dividend at a double digit rate.  Once these fundamental requirements are met, each stock is subjected to a series of technical screens to determine whether or not there is adequate market sponsorship for the company.

If a security passes both the fundamental and technical screens, then it is subjected to a thorough price analysis.  The Advisor uses a disciplined process to attempt to ensure that securities are purchased at a favorable price. Factors considered include price/earnings (“P/E”) growth ratio, current P/E, historic P/E, moving average price, sector strength, sector multiples and changes in expected future earnings.  The Advisor may also consider other factors as it deems appropriate.  Sector allocation is a residual of the stock selection process and portfolios may not be diversified across all sectors.  The Fund may from time to time emphasize investments in certain sectors of the market.  The Fund’s strategy strives to reduce volatility by limiting individual position sizes to 5% of the Fund’s total assets and by limiting single industry exposure to less than 25% of the Fund’s total assets.

Target prices are developed for each security, but the Advisor does not have a strict sell discipline. The Advisor believes that in times of extreme market volatility, a strict sell discipline would require wholesale liquidations resulting in extremely large cash positions.  Under most circumstances, the Advisor will not hold cash positions in excess of 15% of the Fund’s net assets in order to maintain participation in growth opportunities in the overall market but will consider cash positions in excess of this threshold under certain market or economic conditions.

Principal Investment Risks
Losing all or a portion of your investment is a risk of investing in the Fund.  The following additional risks could affect the value of your investment:

•	Management Risk – If the Advisor’s investment strategies do not produce the expected results, the value of the Fund would decrease.
•	Market Risk – Either the stock market as a whole, or the value of an individual company, goes down resulting in a decrease in the value of the Fund.

•
Master Limited Partnership Risk – Investments in securities (units) of MLPs involve risks that differ from an investment in common stock.  To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry.  Additionally, holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership.  There are also certain tax risks associated with an investment in units of MLPs.

•
Sector Risk – To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

•
Foreign Securities Risk – Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments.

•
Investment Style Risk – The Fund’s investments in dividend-paying common stocks may cause the Fund to underperform funds that do not limit their investments to dividend-paying common stocks during periods when dividend-paying stocks underperform other types of stocks. In addition, if stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected.

Performance
The following performance information provides some indication of the risks of investing in the Fund.  The bar chart shows the Fund’s annual return from year to year.  The table shows how the Fund’s average annual returns for 1-year and since inception compare with those of broad measures of market performance.  The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.  Updated performance information is available by calling 1-877-476-1909 or by visiting www.coldstream.com/mutual-fund-home.

Calendar Year Total Return as of December 31*
* The Fund’s year-to-date return as of June 30, 2013 was 15.41%.

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 10.69% for the quarter ended December 31, 2011, and the lowest quarterly return was -13.64% for the quarter ended September 30, 2011.

Average Annual Total Returns
(for the periods ended December 31, 2012)

	1 Year	Since Inception (9/30/2010)

Return Before Taxes	8.71%	7.79%
Return After Taxes on Distributions	8.49%	7.59%
Return After Taxes on Distributions and Sale of Fund Shares	5.94%	6.65%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	16.42%	12.89%
Russell 1000® Value Index(1) (reflects no deduction for fees, expenses, or taxes)	17.51%	12.51%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	16.00%	12.81%

(1)
The Fund is discontinuing the use of this index as a benchmark and replacing it with the Russell 1000® Index, as the Advisor believes that the Russell 1000® Index provides a better comparative benchmark.

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Advisor.  Coldstream Capital Management, Inc. is the Fund’s investment advisor.

Portfolio Manager.  Mr. Robert D. Frazier, Principal, Managing Director and Chief Investment Officer, is the portfolio manager responsible for the day-to-day management of the Fund.  Mr. Frazier has managed the Fund since its inception in September 2010.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Coldstream Dividend Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-877-476-1909, or through a financial intermediary.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Regular Accounts	$1,000	Any Amount
IRAs (Traditional, Roth, SEP, and SIMPLE IRAs)	$1,000	Any Amount

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.